UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 27, 2011

Progressive Care Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52684	32-0186006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 N. Miami Beach Blvd. Suite 1 N. Miami Beach, FL	33162
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 919-7399

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on January 27, 2011, the fiscal year of Progressive Care Inc. shall be changed to end on December 31 from May 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGRESSIVE CARE INC.

Date: January 31, 2011	By:	/s/ Avraham A. Friedman
Name: Avraham A. Friedman
Title: Chief Executive Officer